UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2011 (August 5, 2011)

KEY ENERGY SERVICES, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-8038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713/651-4300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 5, 2011, Key Energy Services, Inc., a Maryland corporation (the “Company”), closed the purchase of Edge Oilfield Services, L.L.C., a Louisiana limited liability company (“Edge”), and Summit Oilfield Services, L.L.C., a Louisiana limited liability company (“Summit” and, together with Edge, the “Acquired Companies”), pursuant to an Agreement and Plan of Merger (the “Agreement”) by and among the Company, Key Merger Sub I LLC, a Louisiana limited liability company and a wholly-owned subsidiary of the Company, Key Merger Sub II LLC, a Louisiana limited liability company and a wholly-owned subsidiary of the Company, the Acquired Companies, and the equity owners of the Acquired Companies.

At the closing, total consideration paid by the Company, valued at $307.6 million, consisted of (i) 7,549,223 shares of the Company’s common stock and (ii) $189.7 million in cash, which included $26.3 million to reimburse the Acquired Companies for growth capital expenditures incurred in the Eagle Ford shale play between March 1, 2011 and the date of closing, net of working capital adjustments. The final cash portion of the purchase price is subject to customary post-closing adjustments based on the actual closing date working capital levels of the Acquired Companies and growth capital expenditure amounts.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2011 and is incorporated herein by reference. The Agreement was filed to provide investors with information regarding its terms and is not intended to provide other factual information about the parties thereto. The representations, warranties and covenants contained in the Agreement were made only for the purpose of such Agreement, were made as of specific dates and were solely for the benefit of the parties thereto. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that were exchanged in connection with signing the Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Agreement. Accordingly, investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts at the time they were made or otherwise.

Item 7.01 Regulation FD Disclosure.

On August 7, 2011, the Company issued a press release announcing the closing of the purchase of the Acquired Companies, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Key Energy Services, Inc. issued August 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: August 9, 2011	By:	/s/ KIMBERLY R. FRYE

Kimberly R. Frye,
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Key Energy Services, Inc. issued August 7, 2011.